Exhibit 10.2



                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION  RIGHTS  AGREEMENT dated as of May 18, 2001 between  Cox@Home,
Inc.,  a  Delaware  corporation  ("Cox@Home"),   and  AT&T  Corp.,  a  New  York
corporation ("AT&T").

     WHEREAS, the parties hereto have entered into a Share Issuance Agreement dated as of May 18, 2001 (the "Share Issuance Agreement") which provides for, among other things, the issuance by AT&T of 75,000,000 shares of AT&T common stock, par value $1.00 per share (the "AT&T Shares") to Cox@Home; and

     WHEREAS, in accordance with the Share Issuance Agreement, AT&T has agreed to enter into this Agreement to provide certain registration rights to Cox@Home with respect to the AT&T Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and intending to be legally bound, the parties agree as follows:

                                   ARTICLE 1
                                   Definitions

     Section 1.01. Definitions. (a) As used herein, the following terms will have the following meanings:

     "Affiliate"   means,   with  respect  to  any  Person,   any  other  Person
controlling, controlled by or under common control with such Person. For purposes of the immediately preceding sentence, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means possession or ownership of (i) more than 50% of the economic interest in such person and (ii) more than 50% of the voting power of the capital stock of such person eligible to vote in the election of directors of such person.

     "Common Stock " means the class of common stock, par value $1.00 per share, of AT&T that is listed and traded on the New York Stock Exchange under the symbol "T."

     "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

     "Demand   Registration"   has  the  meaning  ascribed  thereto  in  Section
2.01(a)(ii).

     "Disadvantageous Condition" has the meaning ascribed thereto in Section 2.01(a)(i).

     "Holder" means (i) Cox@Home, for so long as it holds any Registrable Securities, or (ii) any Permitted Transferee (x) which holds any Registrable Securities and (y) which has executed a written instrument, agreeing to be bound by the provisions of this Agreement as a Holder in accordance with Section 3.04(b).

     "1933 Act" means the Securities Act of 1933, as amended.

     "non-Holders" has the meaning ascribed thereto in Section 2.01(d).

     "Other Securities" has the meaning ascribed thereto in Section 2.02.

     "Permitted Transferee" means a transferee acquiring Registrable Securities in a private transaction exempt from the registration requirements under the 1933 Act who shall have been designated as a Permitted Transferee by Cox@Home in a written notice to AT&T and acquires Registrable Securities which at the time of transfer have a fair market value of at least $500,000,000 (or is an Affiliate of Cox and acquires all, but not less than all, of the Registrable Securities held by Cox@Home), provided that the rights of any Permitted Transferee shall be limited if and to the extent provided in such notice; and provided further that Cox@Home shall not be entitled to designate more than 5 Permitted Transferees or to designate any Permitted Transferee if the Registrable Securities would continue to be Registrable Securities for a period longer than would be the case in the hands of Cox@Home.

     "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

     "Registrable Securities" means the AT&T Shares (and (i) any shares of stock or other securities into which or for which such AT&T Shares may hereafter be changed, converted or exchanged and (ii) any other shares or securities issued to Holders in respect of such AT&T Shares (or such shares of stock or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event, including, without limitation, any shares of stock or other securities of any corporation other than AT&T that are distributed in respect of or in exchange for such AT&T Shares or otherwise in connection with any Restructuring Transaction (collectively, "Dividend Stock") and any Tracking Stock of AT&T; provided that, the foregoing notwithstanding, shares of capital stock of AT&T Wireless Services, Inc., or any subsidiary of AT&T that principally conducts the business now conducted by AT&T Wireless Group, shall not be considered to be Dividend Stock or Tracking Stock and are excluded from the definition of Registrable Securities). As to any particular securities, such securities shall cease to be Registrable Securities as soon as such securities (i) have been effectively registered under the Securities Act, (ii) have been transferred in compliance with Rule 144 under the 1933 Act (or any successor provision thereto) under circumstances in which any legend relating to restrictions on transfer under the 1933 Act is removed, (iii) are transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto), (iv) have otherwise been transferred and a new security or securities not subject to transfer restrictions under the 1933 Act has been delivered upon such transfer by or on behalf of AT&T, (v) would be transferable by the relevant Holder under Rule 144 or any successor rule in 30 days or less given AT&T's trading volume at the time and the aggregate amount of Registrable Securities of such class held by such Holder, or (vi) such securities shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to AT&T's performance of or compliance with any registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for AT&T and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by AT&T against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by any Holders, premiums and other costs of policies of insurance obtained by any Holders or their agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.

     "Restructuring Transaction" means the "spin-off", "split-off" or other separation of, or the issuance of any Tracking Stock with respect to, any subsidiary, division or group of AT&T.

     "Restructuring Transaction Disadvantageous Condition" has the meaning ascribed thereto in Section 2.01(a)(i).

     "Rule 144" means Rule 144 promulgated under the 1933 Act, as such rule may be amended from time to time (or any successor rule to similar effect).

     "Rule 415 Offering" means any offering involving registration of securities on a "shelf" registration statement or any other registration of securities for offer or sale on a delayed or continuous basis, including pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the 1933 Act.

     "Selling Holder" means any Holder who sells Registrable Securities in accordance with the terms of this Agreement pursuant to a public offering.

     "Tracking Stock" means any class or series of capital stock of AT&T that is intended to reflect the performance or value of any subsidiary, division or group of AT&T.

     "Wireless Exchange Offer" means AT&T's existing offer to exchange outstanding shares of AT&T common stock for shares of AT&T Wireless Group tracking stock, as provided for in Amendment No. 4 to the registration statement on Form S-4 filed by AT&T on April 19, 2001.

     (b) Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Share Issuance Agreement.

                                   ARTICLE 2
                               Registration Rights

     Section 2.01. Demand Registration - Registrable Securities. (a) Upon notice provided at any time after the date hereof by a written instrument executed by any one or more Holders and requesting that AT&T effect the registration under the 1933 Act of (subject to clause (iv) of the proviso to this Section 2.01(a)) any or all of the Registrable Securities held by such requesting Holders, which notice shall specify the intended method or methods of disposition of such Registrable Securities, AT&T shall prepare and file as soon as is reasonably practicable (or, if applicable, as provided in Section 2.01(e)) with the Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable efforts to cause such registration statement to be declared effective under the 1933 Act and such Registrable Securities to be registered under applicable state securities laws as soon as is reasonably practicable for disposition in accordance with the intended method or methods of disposition stated in such request. Subject to Section 2.01(a)(i), AT&T shall use reasonable efforts to keep each such registration statement continuously effective in order to permit the prospectus forming a part thereof to be usable by Holders for resales of Registrable Securities for an effectiveness period ending on the earlier of (i) 30 days from the effective time of such registration statement and (ii) such time as all of such securities have been disposed of by the selling securityholders. Notwithstanding the foregoing:

          (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 2.01, if AT&T shall advise the Holders of Registrable Securities that have made such request that in AT&T's good faith judgment it would be significantly disadvantageous to AT&T for such a registration statement to be maintained effective or to be filed and become effective (because in AT&T's reasonable good faith judgment (x) the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any pending or anticipated Restructuring Transaction, acquisition, financing or transaction involving AT&T or its material subsidiaries or (y) the public disclosure of material information which AT&T has a bona fide business purpose for preserving as confidential at the time would be materially prejudicial to AT&T) (any condition described in clauses (x) or (y), a "Disadvantageous Condition", and any Disadvantageous Condition that could affect or interfere with a Restructuring Transaction (including the timing thereof), a "Restructuring Transaction Disadvantageous Condition"), AT&T shall be entitled, except as provided below, to cause such registration statement to be withdrawn and/or the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which AT&T shall promptly deliver to such Holders); however, AT&T will during any such postponement take all actions reasonably necessary or desirable in order to be able to promptly file, or request effectiveness of a registration statement, as the case may be, upon termination of any such postponement period. AT&T shall cause the offering of the Registrable Securities so specified in the request to be registered as soon as is reasonably practicable after the Disadvantageous Condition ceases to exist. Upon receipt of any such advice of a Disadvantageous Condition, such Holders shall (A) keep confidential such advice and the fact of such Disadvantageous Condition and any information provided by AT&T in connection therewith, (B) forthwith discontinue use of the prospectus contained in such registration statement for the duration of the delay period permitted hereunder, and (C) if so directed by AT&T, deliver to AT&T (at AT&T's expense) all copies then in the Holders' possession, other than permanent file copies, of such prospectus. Notwithstanding anything else contained herein, (x) neither the filing nor the effectiveness nor the maintenance of effectiveness of such registration statement may be delayed for a period in excess of 90 days due to the occurrence of any particular Disadvantageous Condition (other than any Restructuring Transaction Disadvantageous Condition) and (y) AT&T may exercise its delay rights under this clause (i) for not more than a total of 180 days in any 24-month period; provided, however, that any delay arising from a Restructuring Transaction Disadvantageous Condition shall not count towards such 180-day limitation;

          (ii) the Holders may collectively exercise their rights to request a registration under this Section 2.01(a) on not more than two occasions (each such registration being referred to herein as a "Demand Registration"), and AT&T will not be required to effect more than one Demand Registration in any six-month period;

          (iii) the method of disposition requested by Holders in connection with any registration hereunder may not, without AT&T's written consent, be a Rule 415 Offering;

          (iv) a request for registration of Registrable Securities pursuant to this Section 2.01 may not be made at any time unless the Registrable Securities subject to such request have a fair market value of at least
     $500,000,000, unless such registration is in respect of all remaining Registrable Securities held by the Holder making such request.

          (b) Notwithstanding any other provision of this Agreement to the contrary,

          (i) the Holders having requested any Demand Registration shall have the right to withdraw such request (A) prior to the time the registration statement in respect of such Demand Registration has been declared effective, or after the time such registration statement has been declared effective so long as the Holders are the only persons selling securities under such registration statement (provided that, in either case, such Demand Registration shall be deemed a request for purposes of paragraph (a) above unless the Holders reimburse AT&T for all out-of-pocket costs incurred in connection therewith or the withdrawal is as a direct result of the delay occasioned by AT&T pursuant to Section 2.01(a)(i)) or (B) after a stop order, injunction or other order has been issued by a governmental agency or the Commission which interferes with the Demand Registration and

          (ii) a Demand  Registration  requested  by  Holders  pursuant  to this
     Section 2.01 shall not be deemed to have been effected (and, therefore, not requested (and the rights of a Holder shall be deemed not to have been exercised) for purposes of paragraph (a) above), (A) if the registration statement for such Demand Registration has not become effective under the 1933 Act, (B) if after such registration statement became effective under the 1933 Act, it is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than a misrepresentation or an omission by any Holder and, as a result thereof, in the reasonable good faith view of the Holders or the underwriter or underwriters of any underwritten offering, the Registrable Securities requested to be registered cannot be distributed in accordance with the plan of distribution set forth in the related registration statement or (C) if the registration statement relating to such Demand Registration has been declared effective and AT&T has exercised its right to cause such registration statement to be withdrawn or not to be maintained effective pursuant to Section 2.01(a)(i), or (D) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with any underwritten offering shall not be satisfied or, with the consent of AT&T, the Holders or the lead underwriter, as applicable, waived (other than due to any action or inaction by a Holder).

     (c) In the event that any registration pursuant to this Section 2.01 shall involve, in whole or in part, an underwritten offering, one co-lead managing underwriter shall be selected by AT&T and shall be reasonably acceptable to the Holders participating therein, and the other co-lead underwriter shall be selected by the Holders participating therein and shall be reasonably acceptable to AT&T. Any additional co-managing underwriters shall be selected by AT&T.

     (d) AT&T shall have the right to cause the registration of additional shares of Common Stock for sale for the account of any Person that is not a Holder (including, without limitation, (i) AT&T and/or any existing or former directors, officers or employees of AT&T and/or (ii) any other Person holding Common Stock and having the right to request such registration (collectively, "non-Holders") in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided that if, in connection with an underwritten offering, AT&T and the Selling Holders are advised in writing (with a copy to Holders) by the managing underwriter or underwriters (which shall have been selected in accordance with Section 2.01(c)) that, in its or their reasonable good faith view, the number of Registrable Securities requested by non-Holders to be registered exceeds the number that can be sold in such offering without adversely affecting such offering, then the number of securities that can, in the reasonable good faith view of such managing underwriter or underwriters, be sold in such offering without so adversely affecting such offering shall be included in such registration in the following priority: (i) first, all Registrable Securities the Holders propose to sell and
(ii) second, any other securities requested to be included in such registration by non-Holders, which, in the reasonable good faith view of such managing underwriter or underwriters, can be so sold without materially adversely affecting such offering (allocated, if necessary, in AT&T's sole discretion), subject to any registration rights agreement existing on the date hereof.

     (e) In the event the Holder makes its first request for Demand Registration within two business days of the date hereof and such Demand Registration relates to an underwritten offering not involving the sale of securities on a delayed or continuous basis, AT&T shall prepare and use all reasonable efforts to file, by or on the later of (i) the fourth business day after expiration of the Wireless Exchange Offer and (ii) 21 business days from the date AT&T receives such request for Demand Registration (or such earlier time as every Person contractually entitled to notice of AT&T's intention to effect such Demand Registration has responded to such notice and has waived AT&T's obligation to provide advance notice of the filing of a registration statement), with the Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable efforts to cause such registration statement to be declared effective under the 1933 Act and such Registrable Securities to be registered under applicable state securities laws as soon as is reasonably practicable for disposition in accordance with the intended method or methods of disposition stated in such request. Other than as to the timing of filing, any Demand Registration shall be subject to the other provisions and procedures of this Section 2.01 and this Agreement to the same extent as such provisions and procedures are applicable to registrations under Section 2.01(a) hereof.

     Section 2.02. Piggyback Registration. Except as set forth in Section 2.02(c), in the event that, at any time after the date hereof, AT&T proposes to register any of its Common Stock (collectively, "Other Securities") under the 1933 Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities of the same class for sale for cash to the public under the 1933 Act, it shall in the case of each such proposed registration give prompt written notice of such proposed filing to Cox@Home (as agent for any and all Holders at that time) (but in any event not less than ten days before the anticipated filing date), so as to allow any or all electing Holders to participate in such registration, of its intention to do so and of the rights of such Holder under this Section 2.02. Such notice shall specify, to the extent known by AT&T at the time of such notice, the estimated number of shares of Other Securities so proposed to be registered, the proposed date of filing such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters of such shares and an estimate by AT&T of the maximum offering price thereof. AT&T shall further notify each Holder of any changes in the estimated number of shares of Other Securities so proposed to be registered. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as such Holder may request; provided that the aggregate number of Registrable Securities requested to be included by all Holders shall have a fair market value of at least $100,000,000. Upon the written request of any such Holder made within seven days after the receipt of AT&T's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof (which requested method may not, without AT&T's consent, be a Rule 415 Offering), the written request of any such Holder being the "Piggy-back Request"), AT&T shall use its reasonable efforts to cause the offering of the Registrable Securities so specified in the Piggy-back Request to be registered as soon as is reasonably practicable, in connection with the registration of the Other Securities, under the 1933 Act, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:

     (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, AT&T shall determine for any reason not to register the Other Securities, AT&T may, at its election, give written notice of such determination to such Holders and thereupon AT&T shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities to request that such registration be effected as a Demand Registration under
Section 2.01 to the extent permitted thereunder;

     (b) if the  registration  referred to in the first sentence of this Section
2.02 is to be an underwritten registration and AT&T and the Selling Holders are advised in writing by the managing underwriter or underwriters that, in its or their reasonable good faith view, the number of Registrable Securities requested by non-Holders to be registered exceeds the number that can be sold in such offering without adversely affecting such offering, then the number of securities that can, in the reasonable good faith view of such managing underwriter or underwriters, be sold in such offering without so adversely affecting such offering shall be included in such registration in the following priority: (i) first, Other Securities AT&T proposes to sell for its own account or, if the registration is in response to a demand registration right of a party (other than a Holder) whose registration rights require such a priority, the securities the party(ies) demanding such registration proposes to sell to the extent of such a priority, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the Selling Holders which have requested their Registrable Securities to be included therein, and, if the registration is in response to a demand registration right, AT&T, and (iii) third, any Other Securities requested to be included in such registration.

     (c) AT&T shall not be required to effect any registration of Registrable Securities under this Section 2.02 if such registration (1) is incidental to the registration of any of its securities in connection with any shelf registration pursuant to Rule 415 of the 1933 Act or incidental to a registration only for debt securities, (2) is to be effected on Form S-4 or Form S-8 (or successor forms), (3) is in connection with any Restructuring Transaction or (4) in connection with mergers or similar transactions, exchange offers, share dividends, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans;

     (d) No registration of Registrable  Securities  effected under this Section
2.02 shall relieve AT&T of its obligation to effect the Demand Registrations pursuant to (and subject to the terms and conditions of) Section 2.01, and each Holder shall be entitled to have its Registrable Securities included in an unlimited number of piggyback registrations under this Section 2.02.

     Section 2.03. Expenses. Except as provided herein, AT&T shall pay all Registration Expenses incurred in connection with any registration made or requested to be made pursuant to this Article 2 whether or not any such registration statement becomes effective. Notwithstanding the foregoing, each Holder shall be responsible for all other expenses relating to any registration or request for registration in which such Holder participates, including without limitation the fees and expenses of counsel to such Holder, any applicable underwriting discounts or commissions, and its own internal administrative and similar costs, which shall not constitute Registration Expenses.

     Section 2.04. Registration and Qualification. If and whenever AT&T is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Sections 2.01 or 2.02, AT&T shall as promptly as practicable (but subject to the provisions of Sections 2.01 and 2.02):

     (a) provide to the one counsel for the Holders draft copies of any registration statement or amendment prior to filing, provide the Holders (through such one counsel) with reasonable opportunity to comment upon any information contained in such documents relating to the Holders and comply with any reasonable request made by the Holders (through such one counsel) to make changes in the to any information contained in such documents relating to the Holders;

     (b) in respect of a registration statement under Section 2.01 (but not 2.02), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of 30 days after such registration statement becomes effective; provided, that such 30-day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by AT&T to (y) the date on which AT&T delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

     (c) furnish to the Holders of Registrable Securities, their counsel and any underwriter of such Registrable Securities, without charge, at least one conformed copy of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the 1933 Act, and such documents incorporated by reference in such registration statement or prospectus, as the Holders of Registrable Securities or such underwriter may reasonably request;

     (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter of such Registrable Securities shall request, and use its reasonable efforts to obtain and maintain as necessary all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that AT&T shall not for any such purpose be required to qualify generally to do business as a foreign corporation or as a dealer in securities in any such jurisdiction wherein it is not so qualified or to consent to general service of process or subject itself to tax in any such jurisdiction;

     (e) in connection with any underwritten offering, use its reasonable efforts to furnish an opinion of counsel for AT&T, addressed to the underwriters participating in such offering, and a "cold comfort" letter, addressed to any Holders participating in such offering and the underwriters, signed by the independent public accountants who have audited the financial statements of AT&T included in the applicable registration statement, in each such case in customary form and covering substantially such matters with respect to such registration statement (and the prospectus included therein) and the related offering as are customarily covered in opinions of AT&T's counsel with respect thereto and in accountants' letters delivered to underwriters in underwritten public offerings of AT&T securities;

     (f) promptly notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Sections 2.01 or 2.02 is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction over any amendment of or supplement to any registration statement or other document relating to such offering, and in the case of either (i) or (ii), at the request of the Selling Holders (and subject to Section 2.04(c)) prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of AT&T contemplated by Section 2.05 hereof cease to be true and correct in all material respects and (v) of the receipt by AT&T of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and provide the Selling Holders with copies of any comments or other communications received from the Commission or any other regulatory body or other body having jurisdiction over the registration statement or other documents relating to such offering;

     (g) in respect of a registration statement under Section 2.01 (but not 2.02), use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto as promptly as practicable;

     (h) if reasonably requested by Holders, or the lead or managing underwriters, use its reasonable efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which the Common Stock is then listed, provided that nothing herein shall require the Company to list any Registrable Securities on any securities exchange on which they are not currently listed;

     (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections
2.01 or 2.02 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters;

     (j) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earnings statement of AT&T and its subsidiaries complying with Section 11(a) of the 1933 Act;

     (k) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

     (l) in respect of a Registration Statement under Section 2.01 take such other actions as are reasonably required on the part of an issuer of securities in order to expedite or facilitate the disposition of Registrable Securities included in such registration statement.

     AT&T may require the Holders to furnish AT&T such information regarding the Holders and the distribution of the Registrable Securities as AT&T may from time to time reasonably request in writing for the purpose of registering the Registrable Securities.

     Section 2.05. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article 2, AT&T shall enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by AT&T and such other terms, including such indemnity terms customarily provided by AT&T, as are customarily contained in underwriting agreements entered into by AT&T with respect to underwritten offerings of AT&T securities of this type. The Selling Holders shall also enter into such underwriting agreement, and such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.06.

     (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act pursuant to this
Article 2 and during the effectiveness thereof, AT&T shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants (the identity and number of whom shall be reasonably acceptable to AT&T), such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of AT&T with its officers and the independent public accountants who have certified the financial statements of AT&T as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act; provided that the foregoing shall not require AT&T to provide access to (or copies of) any competitively sensitive information relating to AT&T or its subsidiaries or their respective businesses; provided further that (i) each Holder and the underwriters shall have entered into a confidentiality agreement reasonably acceptable to AT&T and the Holders and (i) the Holders and the underwriters and their respective counsel and accountants shall use their reasonable efforts to minimize the disruption to AT&T's business and coordinate any such investigation of the books, records and properties of AT&T and any such discussions with AT&T's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

     Section 2.06. Indemnification and Contribution. (a) AT&T agrees to indemnify and hold harmless each Selling Holder and each person, if any, who controls each Selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, which shall be reimbursed to such Selling Holder or such control person as incurred), insofar as such losses, claims, damages or liabilities (or actions or proceedings whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if AT&T shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to AT&T in writing by a Selling Holder expressly for use therein. AT&T also shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) the use of any prospectus after such time as the obligation of AT&T to keep the same effective and current has expired, or (ii) the use of any prospectus after such time as AT&T has advised the Selling Holder(s) in writing that a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented; and, AT&T shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in the first proviso of this sentence or in (i) or (ii) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was timely corrected in such final prospectus or supplement. AT&T also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on the same basis as that of the indemnification by AT&T of the Selling Holder provided in this Section 2.06(a).

     (b) Each Selling Holder agrees, and each underwriter, selling agent or securities professional, if any, of Registrable Securities shall agree, as a consequence of facilitating the disposition of such Registrable Securities, severally and not jointly, to indemnify and hold harmless AT&T, its directors, the officers who sign a registration statement and each person, if any who controls AT&T within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, which shall be reimbursed to AT&T or such control person as incurred) insofar as such losses, claims, damages or liabilities (or actions or proceedings whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended or supplemented if AT&T shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only with reference to information furnished in writing by or on behalf of such Selling Holder expressly for use in a registration statement, any preliminary prospectus, prospectus or any amendments or supplements thereto. Each Selling Holder also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on the same basis as that of the indemnification by such Selling Holder of AT&T provided in this Section 2.06(b).

     (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.06 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.06 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the written consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action (other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which shall be applied to or against the indemnified party) without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs of such counsel.

     (d) If the indemnification provided for in this Section 2.06 shall for any reason be unavailable (other than in accordance with its terms) to or insufficient to hold harmless an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, such indemnifying party on the one hand and such indemnified party on the other hand from the offering of the Registrable Securities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party on the one hand and such indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The parties agree that it would not be just and equitable if contribution pursuant to this Section 2.06 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 2.06, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the parties under this Section 2.06 shall be in addition to any liability which any party may otherwise have to any other party.

     Section 2.07. Holdback Agreement. If any demand or piggyback registration pursuant to this Article 2 shall be in connection with an underwritten public offering of equity Registrable Securities or equity securities to be offered by AT&T, each Selling Holder agrees not to effect any sale or distribution, including any sale under Rule 144, of any equity security of AT&T (otherwise than through the registered public offering then being made), within 30 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the event that AT&T consents to Rule 415 Offerings ). For each such registration, AT&T shall provide each Selling Holder with notice of the applicable dates during which the foregoing restriction will be in effect.

                                   ARTICLE 3
                                  Miscellaneous

     Section 3.01. Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the party against whom enforcement is sought. Each Holder of Registrable Securities outstanding at the time of any amendment, waiver, supplement or consent or thereafter shall be bound by any amendment, waiver, supplement or consent effected pursuant to this Section 3.01, whether or not any notice, writing or marking indicating such amendment, waiver, supplement or consent appears on the Registrable Securities or is delivered to such Holder. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     Section 3.02. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     Section 3.03. Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

     Section 3.04. Successors and Assigns. (a) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that, except as set forth in
Section 3.04(b) below, neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties, which consent will not be unreasonably withheld, delayed, conditioned or denied. If (i) (A) AT&T Shares are changed, converted or exchanged into or for any shares of stock or other securities, or (B) any other shares or securities are issued to Holders in respect of such AT&T Shares (or such shares of stock or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event, including, without limitation, in connection with any Restructuring Transaction or the issuance of any Tracking Stock (any such change or conversion pursuant to clause (A) or issuance pursuant to clause (B), an "Event"), and (ii) the securities acquired by Holders as a result of an Event are Registrable Securities, AT&T shall cause each issuer of such shares or securities to assume AT&T's obligations hereunder with respect to such shares or securities.

     (b) Cox@Home may assign its rights and obligations hereunder to a transferee of its Registrable Securities that is a Permitted Transferee; provided that such transferee shall execute a written instrument agreeing to be bound by the provisions of this Agreement as a Holder.

     Section 3.05. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and monetary damages would be inadequate. It is accordingly agreed that the parties will be entitled to enforce specifically the terms and provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 3.06. Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 3.07. Name, Captions. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

     Section 3.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

Section 3.09. Confidentiality. Each Holder agrees to keep confidential the fact that AT&T has exercised its rights under Section 2.01(a)(i), any advice of AT&T pursuant to Section 2.04(f) and any other information designated as "confidential" and provided by AT&T in connection with this Agreement.

Section 3.10. Termination. This Agreement shall terminate and be of no further force and effect upon the earlier of the date upon which all Registrable Securities held by the Holders (i) have been sold pursuant to a registration statement hereunder or have otherwise ceased to be "Registrable Securities" as defined, or (ii) five years from the date hereof; provided that, notwithstanding this Section 3.10, the provisions of Section 2.06 shall survive the termination of this Agreement.

     Section 3.11. Notice of Transfer. Cox@Home shall notify AT&T as promptly as practicable upon any Holder ceasing to be a Holder hereunder.

     Section 3.12. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

                  if to Cox@Home, to:

                           Cox@Home, Inc.
                           1105 North Market Street
                           Suite 1300
                           Wilmington, DE  19899
                           Attention:  President
                           Fax: (302) 651-8425

                  with a copy to:

                           Dow, Lohnes & Albertson, PLLC
                           1200 New Hampshire Avenue, N.W.
                           Washington, DC 20036
                           Attention:  Stuart A. Sheldon, Esq.
                           Fax: (202) 776-2222
                  if to AT&T, to:

                           295 North Maple Avenue
                           Basking Ridge, New Jersey 07920
                           Attention: Marilyn J. Wasser
                           Vice President - Law and Secretary
                           Fax: (908) 221-6618

                  with a copy to:

                           Wachtell, Lipton, Rosen & Katz
                           51 West 52nd Street
                           New York, New York 10019
                           Attention: Steven A. Rosenblum
                           Fax: (212) 403-2000




                  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                           COX@HOME, INC.


                           By:/s/Mark Major
                              -----------------------------------------
                                 Name: Mark Major
                                 Title: Treasurer


                           AT&T CORP.


                           By:   /s/Raymond E. Liquori
                                 --------------------------------------
                                 Name: Raymond E. Liquori
                                 Title: Mergers and Acquisitions Vice President
                                        and Assistant Treasurer





















                [Signature Page to Registration Rights Agreement]